The Apex Mid Cap Growth Fund
                    Soundview Plaza, 1266 East Main Street
                           Stamford, CT 06902
                         Telephone  (800) 446-2987
                          ANNUAL REPORT, JULY 31, 1998
September 25, 1998

Enclosed is the Annual Report of the Apex Mid Cap Growth Fund for the year ending July 31, 1998. I am pleased to announce that the fund has done well during a period of extremely difficult market conditions. To illustrate, below is a table from USA TODAY published on September 23, 1998. As the table below shows, Apex is at the top of the list of the top 14 performing funds for the four-week period ended September 17, 1998 (source: Lipper Analytical Services). Also note that Apex has a 12 month return of 7.5% compared with a -5.7% return for the average general stock fund for the same period. In light of difficult market conditions we anticipated early in July of this year, we raised a great deal of cash in our portfolio.

As we go to press, the Greenspan Fed is considering cutting short-term interest rates and, thereby, boosting economic growth. We are watching this development carefully and are ready to take advantage of a rebound in stock prices.

Now that the fund has started to do well, my goal is to continue to maintain the good performance going forward. I want to thank you for your continued support of the Fund and suggest that existing shareholders consider adding to their positions. Please call us for a prospectus and application form.


Suresh L. Bhirud
Chairman of the Board

                    From USA Today dated September 23, 1998
                    Category: Mid Cap Funds
                                     --------- Total Return(1) ----------
Top funds                            4 Weeks        1998       12-mos.

Apex Mid Cap Growth                   2.7%           4.8%       7.5%
Anchor Captl Accumulation            -3.5%           1.7%       2.3%
Artisan Mid Cap Fund                 -5.1%           2.8%       6.8%
Marshall Mid Cap Value               -5.8%          -7.3%      -8.6%
Columbia Special Fund                -6.0%          -5.1%      -9.5%
UAM Rice Hall/James Sm               -6.1%          -5.6%      -6.0%
PBHG Mid Cap Value Fund              -6.2%          -0.3%       0.5%
Quaker Mid Cap Value Cap             -6.2%          -6.5%       new
Centura Mid Cap Eqty                 -6.4%          -5.3%      -3.8%
Fountain Square Mid Cap              -6.5%          -12.8%     -11.1%
One Group Disciplined Val            -6.5%          -9.3%      -3.5%
Kayne Anderson Sm Mid                -6.7%          -2.8%      -5.3%
Heritage Mid Cap Growth              -6.7%          -9.9%       new
UAM C&B Mid Cap Equity               -6.9%           new        new
Avg. General Stock Fund              -8.6%          -4.9%      -5.7%

1- Cap. Gains and dividends reinvested thru. Sept. 17 Source: Lipper Analytical Services

                     	THE APEX MID CAP GROWTH FUND
                	SCHEDULE OF INVESTMENTS REPORT DATE		31-Jul-98
      	CO.  NAME                 	Shares   	% MV   	Market Value

      	Agouron Pharmaceuticals *    	700	             18,113
      	ICN Pharmaceuticals          	750	             21,281
      	Vivus *                     	1000	             	6,625
      	Noven Pharmaceuticals *     	2000	             12,000
TOTAL	 DRUG INDUSTRY	                      	3.41      58,019

      	Smart Modular Technologies *	1000	             19,125
 	     Sequent Computer Systems *  	1000	             11,406
TOTAL	 COMPUTER & PERIP.	                  	1.79      30,531

      	VIASOFT *                   	1000	             12,875
TOTAL 	COMPUTER SOFTW & SVC	               	0.76      12,875

      	Zenith Electronics *        	2000	             	1,140
TOTAL	 ELECTRONICS	                        	0.07      	1,140

      	Integrated Device Techno.*  	1000             	 5,375
TOTAL 	SEMICONDUCTOR	                      	0.32       5,375

      	Boeing	                      1000	             38,813
TOTAL	 AEROSPACE / DEFENSE	                	2.28      38,813

      	CAI Wireless Systems *      	5000	               	225
TOTAL 	TELECOM. EQUIPMENT	                 	0.01        	225

      	Sharper Image *             	2000	             10,750
      	CDnow *                     	1000	             16,313
TOTAL 	RETAIL SPECIALTY	                   	1.59      27,063

      	Imatron *                   	2000	             	4,876
TOTAL 	MEDICAL SUPPLIES	                   	0.29      	4,876

      	Noise Cancellation Tech *   	3000	             	1,923
      	TeleVideo *                 	2500	             	2,813
      	Trimedyne *                 	5000	             	6,250
      	Camelton Corp. *	             625	                	88
      	Vista 2000 Inc. *	           4000	               	320
      	Applix *	                    3000            	 10,689
      	Sanctuary Woods Multimedia * 	400	                	28
TOTAL 	MISCELLANEOUS	                      	1.30      22,110

TOTAL COMMON STOCKS	                     		11.80    	201,022

      	Linear Technology           	-500            	-29,907
TOTAL 	SEMICONDUCTOR	                     	-1.76     -29,907

      	Novellus Systems *          	-700	            -27,475
TOTAL	 SEMICONDUCTOR CAP EQ	              	-1.61	    -27,475

 	     Travelers Group             	-500	            -33,625
TOTAL	 FINANCIAL SERVICES COMP.	           -1.97	    -33,625

      	Infoseek *	                 -1000	            -24,875
 	     RealNetworks *             	-1000	            -29,688
 	     Lycos *	                     -500	            -28,563
TOTAL 	INTERNET INDUSTRY	                 	-4.88     -83,126

TOTAL COMMON STOCKS - SHORT SELLS      			-10.22   	-174,131

STAR BANK REPO'S	               	1331000  	78.16   1,331,000

 	TOTAL SECURITY INVESTMENTS            	 	79.74   1,357,891

 	TOTAL INVESTMENTS                      		79.74   1,357,891
 	OTHER ASSETS                            	20.26    	345,102

 	NET ASSETS	                            	100.00   1,702,993

* Non - income producing securities				       PAGE: 2

                      THE APEX MID CAP GROWTH FUND
         STATEMENT OF ASSETS AND LIABILITIES  July 31, 1998 (AUDITED)

ASSETS

  Investment Securities at Value               	$1,357,891
  (Identified cost -  $1,960,668) (Note 1)

  Cash                                                	200

  Interest receivable                              	   174

  Due from broker - Short sales                   	378,955

  Total Assets	                                             	$1,737,220

LIABILITIES

  Payables:

    Accrued expenses                              	$34,227

  Total Liabilities	                                         	($34,227)

  NET ASSETS (Equivalent to $7.53 per share based on 226,196
  shares outstanding)                                     	$ 1,702,993


COMPOSITION OF NET ASSETS:

  Paid in Capital	                                         $ 2,648,224

  Distribution in excess of accumulated Net Realized gain    	(342,454)

  Accumulated Net Investment Income     	                         --

  Net Unrealized Depreciation of Investments           	      (602,777)

  Total Net Assets                                         	$1,702,993


     STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31,1998

INVESTMENT INCOME

  Dividends                                             	$   3,024

  Interest                                                 	23,233

EXPENSES

  Audit	                                       $ 4,000
  Fund Accounting                              	11,175
  Transfer Agent (Note 6)                       	7,560
  Legal                                        	 5,000
  Miscellaneous                                   	500
  Shareholder Report                            	1,800
  Directors                                     	12000
  Registration                                  	4,640
  Organization (Note 5)                        	 9,889
  Insurance                                     	1,458
  Fund Administration (Note 4)            	      3,416
  Custodian                                    	 7,000
  Investment Advisor (Note 4)                  	17,082
  Dividends on Short Sales                    	    633
  12b-1 Fees                                    	4,256

 Total Expenses                                           	(  90,409)

  Expense Reimbursement/ waived by Advisor (Note 4)          	20,498
  Expense net of Reimbursement/ waiver                      	(69,911)

NET INVESTMENT LOSS	                                      $ ( 43,654)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) on Investments	                 $ 472,323
  Change in Unrealized Appreciation (Depreciation) of
    Investments	                                            (280,018)

NET REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS      	   $192,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                        	$148,651

See accompanying Notes to Financial Statements		PAGE: 3

                    THE APEX MID CAP GROWTH FUND
        STATEMENT OF CHANGES IN NET ASSETS  JULY 31,1998 (AUDITED)
                                                 	For the      For the
                                                  Year Ended  	Year Ended
                                                 	July 31,1998	July 31, 1997
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)                  	$  (43,654) 	$  (75,923)

  Net Realized Gain / (loss) on investment
      Securities Sold                          	     472,323     (198,579)

  Net unrealized appreciation/(depreciation)
      of Investments                          	     (280,018)     300,684

  Net Increase (Decrease) in Net Assets Resulting from
      Operations                                 	$  148,651  	$   26,182

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Dividend distributions paid                        	75,923      	83,993
  Capital Gains                                           	0  	         0

  Total Distributions                                	75,923      	83,993

CAPITAL SHARE TRANSACTIONS

  Shares Sold                                      	 214,637    	 708,471

  Shares issued in lieu of Cash Distributions        (75,923)    	(83,993)
  Cost of shares Redeemed                          	(353,118)   	(896,690)

  Increase (Decrease) in Net Assets Due to Capital
     Share Transactions 	                           (214,404) 	  (272,212)

  TOTAL INCREASE (DECREASE) IN NET ASSETS           	 10,170    	(162,037)

  NET ASSETS BEGINNING OF PERIOD                 	 1,692,823   	 1,854,860

  NET ASSETS END OF PERIOD                	      $ 1,702,993    $1,692,823

          FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH
                            PERIOD (AUDITED)
                                        	For the 	For the        	For the
                                        	Year Ended 	 Year Ended 	Year Ended
                                        	July 31,    	July 31,   	July 31,
                                         1998         1997        1996
NET ASSET VALUE, BEGINNING OF PERIOD     $6.93        $7.18      	$9.71

Income/(Loss) from Investment Operations:

  Net Investment Income/(Loss)          	(0.36)      	(0.33)     	(0.35)

  Net Gain/(Loss) on Securities
     (Both Realized and Unrealized)      	1.58        	0.44      	(2.63)

  Total from Investment Operations       	1.22        	0.11      	(2.98)

Distributions:

  Dividend Distributions Paid           	(0.62)      	(0.36)      	0.45
  Distributions from Capital Gains         	 0            0           0

  Total Distributions                   	(0.62)      	(0.36)      	0.45

NET ASSET VALUE, END OF PERIOD         	$ 7.53      	$ 6.93     	$ 7.18

Total Return (Not Reflecting Sales Load) 	8.66%      	(3.48)%   	(26.05)%

Ratios/Supplemental Data:

  Net Assets, End of Period
    (in thousands)                     	$1,703      	$1,693     	$1,855

  Ratios to Average Net Assets:
    Expenses                             	5.26%       	5.25%      	2.52%
    Net Investment Income/(Loss)        	(2.54)%     	(4.73)%    	(2.11)%
    Effect of Reimbursements/Waivers
        on Above Ratios                  	1.19%       	1.21%      	1.28%
    Portfolio Turnover Rate           	 205.06%     	275.55%    	320.89%
   Average Commission Rate Paid $/Share $0.0617     	$ 0.06   	$ 0.0413

* Based on weighted average shares outstanding       ** Not annualized
          			See accompanying Notes to Financial Statements		PAGE: 4

                     THE APEX MID CAP GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED  JULY 31, 1998

1.  	SIGNIFICANT ACCOUNTING POLICIES

Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

SECURITY VALUATION

Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2.  	CAPITAL STOCK TRANSACTIONS

The Articles of Incorporation, dated May 27, 1992, permit the
Fund to issue twenty billion shares (par value $0.001).
Transactions in shares of common stock for the year ended July
31, 1998 were as follows:

                                              	Shares      	Amount

Beginning Balance                             	244,425     	$ 2,938,551

Shares Sold                                   	 29,035         	214,637

Shares Issued in  Reinvestment of Dividends         	0   	      (75,923)

Shares Redeemed                             	(  47,264)      	( 353,118)

Net Increase (Decrease)                      	( 18,229)     	(  214,404)

Ending Balance                                	226,196      	$2,724,147

3.  	INVESTMENTS

Purchases and sales of securities for the year ended July 31st, 1998 other than short-term securities, aggregated $2,311,033 and $3,967,676, respectively. There were short sale transactions for the year ended July 31, 1998 which aggregate $748,844 of purchases and $754,543 of sales. The cost of securities is substantially the same for Federal income tax purposes.
                                                                PAGE:5
For Federal income tax purposes:

     Aggregate Cost                       	$1,960,668

     Gross Unrealized Appreciation       	      8,218

     Gross Unrealized Depreciation         	 (610,995)

     Net Unrealized Depreciation           	($602,777)

Short-Selling. The Fund is engaged in short selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will deposit collateral with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities, sufficient to cover its short position. Securities sold short at July 31st, 1998 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

4.  	INVESTMENT ADVISORY CONTRACT

The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the year ended July 31, 1998 the Advisor elected to defer the payment of Advisor fees payable in amount of $ 17,082. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. Currently, the most restrictive state limitation is 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the average value of the Fund's net assets.

The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the year ended July 31, 1998 the Administrator elected to defer the payment of Administrative service fees payable in amount of $3,416.

From December 1, 1996, the Star Bank, N.A. has been providing custodian services and fund accounting, and transfer agency functions are provided by American Data Services for the Fund until January 31st, 1998. From February 1st, 1998, the Mutual Shareholders Services, Inc. has been providing fund accounting, and transfer agency functions.

5.  	ORGANIZATION EXPENSES

The organizational expense was amortized over the first five years of the Fund's operation and is now zero going forward.

6.  	DISTRIBUTION PLAN

The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st, 1998, the Fund has incurred distribution costs of $2,675 payable to Bhirud Associates, Inc.

7.  	TRANSACTIONS WITH AFFILIATES

During the six months ended January 31st, 1998 the Fund paid $3,268 brokerage commissions to Bhirud Associates, Inc.

8.  	RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The
Fund recorded a permanent book/tax difference of $(43654) as of July 31, 1998, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.
                                                                 PAGE:6

           Report of Independent Certified Public Accountants'

The Shareholders and Board of Directors
Bhirud Funds, Inc.

	We have audited the accompanying statement of assets and liabilities of the Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds, Inc.), including the portfolio of investments, as of July 31, 1998, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Apex Mid Cap Growth Fund (formerly known as the Bhirud Mid Cap Growth
Fund) (a portfolio of Bhirud Funds, Inc.) as of July 31, 1995 and 1994, and for the years then ended, were audited by other auditors whose reports dated August 31, 1995 and September 7, 1994, respectively, expressed unqualified opinions on those financial highlights.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Apex Mid Cap Growth Fund at July 31, 1998, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.



Van Buren & Hauke, LLC
Certified Public Accountants
63 Wall Street, Suite 2501
New York, NY 10005
September 23, 1998
                                                                  PAGE:7


                        THE APEX MID CAP GROWTH FUND
                               SOUNDVIEW PLAZA
                            1266 EAST MAIN STREET
                            STAMFORD, CT  06902
                               (800) 446 2987

BOARD OF DIRECTORS

   Suresh L. Bhirud*            	Chairman of the Board;President of
                                	Bhirud Associates, Inc.
   Alexander N. Crowder, III    	Management Consultant
   Harish L. Bhirud*	            Bhirud Funds Inc.
   M. John Sterba, Jr.          	Chairman of Investment
                                 Management Advisors, Inc.
   Tim Fenton                   	Partner, Fenton & Zelenetz, Inc.

 * "Interested person" as defined in the Investment Company Act of 1940.

OFFICERS

   Suresh L. Bhirud*             	Chairman of the Board & Treasurer
   Harish L. Bhirud*             	Vice-President

Investment Advisor & Distributor  Bhirud Associates, Inc.
Administrator                    	Bhirud Associates, Inc.
Custodian                        	Star Bank, N.A.
Legal Counsel                    	Battle Fowler
Independent Auditors             	Van Buren & Hauke, LLC

                      The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $8,432 (as of July 31,1998). The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's benchmark, the Standard & Poor's MidCap 400 Index, over the same period.

      [Graph]


The line graph includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results.
                                                               Page: 8